SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): April 1, 1999



                            IMSCO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   02-24520               04-3021770
(State or other jurisdiction         (Commission          (IRS Employer
of incorporation)                     File No.)           Identification Number)


                   40 Bayfield Drive, North Andover, MA 01845
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (978) 689-2080


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events
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          On March 22, 1999, IMSCO Technologies,  Inc. (the "Company") appointed
Timothy J. Keating to fill a vacancy on the Company's Board of Directors. In a related management move, the Company removed Sol Berg as president of the Company. The additional information contained in Exhibit 20.1 hereto is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

        (c)    Exhibits

               Exhibit No.                  Description
               -----------                  -----------

               20.1                         Press Release, dated March 29, 1999



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IMSCO TECHNOLOGIES, INC.


Date: April    , 1999                    By:
            ---                             ------------------------------------
                                            Alexander T. Hoffman
                                            Chairman and Chief Executive Officer




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